INFORMATION STATEMENT

(INTENDED TO BE DISTRIBUTED TO SHAREHOLDERS ON OR ABOUT APRIL 29, 2013)

INVENTTECH INC.

1736 Angel Falls Street,

Las Vegas, Nevada 89142-1230

(209) 694-4885

_____________________________

Notice of Shareholder Action by Written Consent

April 29, 2013

Dear Shareholder:

The purpose of this Information Statement is to inform the holders of record, as of the close of business on April 19, 2013 (the “Record Date”), of shares of common stock, par value $0.0001 per share (the “Common Stock”) of Inventtech Inc., a Nevada corporation (the “Company”), that holders of the majority of Common Stock have taken action by written consent as of April 19, 2013, to approve the following:

(1)	To authorize the Company’s officers and board of directors to amend and restate the Company’s Articles of Incorporation in the state of Nevada to authorize an increase in the authorized common stock of the Company from one hundred million (100,000,000) shares of common stock to two hundred million (200,000,000) shares of common stock, each with a par value of $0.0001 (the “Authorized Common Stock Amendment”);

(2)	To authorize the Company’s officers and board of directors to amend and restate the Company’s Articles of Incorporation in the state of Nevada to change the Company’s name to “Ener-Core Inc.” (the “Name Change Amendment”);

(3)	To authorize the Company’s officers and board of directors to amend and restate the Company’s Articles of Incorporation to effect certain other changes as further described in this Information Statement (the “Other Amendments”); and

(4)	To authorize a forward stock split of the Company’s issued and outstanding shares of common stock on a 30 for 1 share basis (the “Forward Split”).

Nevada corporation law permits holders of a majority of the voting power to take a shareholder action by written consent. Accordingly, the Company will not hold a meeting of its shareholders to consider or vote upon the Authorized Common Stock Amendment, the Name Change Amendment, the Other Amendments, or the Forward Split.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with rules and regulations promulgated by the Financial Industry Regulatory Authority, Inc. (“FINRA”), the approval of the Name Change Amendment and Forward Split actions described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective upon FINRA approval. The Authorized Common Stock Amendment will be effective upon filing of the Amended and Restated Articles of Incorporation with the Nevada Secretary of State.

THIS IS NOT A NOTICE OF A MEETING OF SHAREHOLDERS, AND NO SHAREHOLDERS’ MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing shareholders of the matters described herein.

Sincerely,

INVENTTECH INC.

/s/ Bryson Ishii
Bryson Ishii President

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

INVENTTECH INC.

1736 Angel Falls Street,

Las Vegas, Nevada 89142-1230

(209) 694-4885

Information Statement Concerning Actions by Written Consent

Date and Purpose of Written Consent

On April 19, 2013, shareholders holding Four Million (4,000,000) shares, which constitutes a majority of the voting power of our Company, took action by written consent for the purpose of approving the Amended and Restated Articles of Incorporation of the Company to: (i) authorize an increase in the authorized common stock from One Hundred Million (100,000,000) shares of common stock to Two Hundred Million (200,000,000) shares of common stock, each with a par value of $0.0001 (the “Authorized Common Stock Amendment”); (ii) change the Company’s name to “Ener-Core Inc.” (the “Name Change Amendment”); (iii) effect certain other changes as further described in this Information Statement (the “Other Amendments”); and (iv) authorize a forward stock split of the Company’s issued and outstanding shares of common stock on a 30 for 1 share basis (the “Forward Split”).

As a result of requirements under applicable FINRA rules and regulations, the Name Change Amendment and Forward Split cannot occur until FINRA has reviewed and approved the Company’s applications in connection with the Name Change Amendment and Forward Split and the Nevada Secretary of State has accepted the Company’s Certificate of Amendment filings amending the Company’s Articles of Incorporation.

Shareholders Entitled to Notice

As of April 25, 2013 there were 4,850,000 shares of our Common Stock outstanding. Holders of our Common Stock, our only outstanding voting securities outstanding, are entitled to one vote per share. Shareholders of record at the close of business on April 19, 2013, will be entitled to receive this notice and information statement.

Proxies

No proxies are being solicited.

Consents Required

The approval and adoption of the Authorized Common Stock Amendment, the Name Change Amendment, the Other Amendments, and the Forward Split requires the consent of the holders of a majority of the shares of issued and outstanding Common Stock.

On April 19, 2013, two shareholders holding an aggregate of Four Million (4,000,000) shares, or approximately 82.47% of our Common Stock, delivered written consents to us adopting the proposal set forth herein. For a detailed breakdown of the beneficial ownership of our Common Stock, please see Security Ownership of Certain Beneficial Owners and Management below.

Information Statement Costs

The cost of delivering this information statement, including the preparation, assembly and mailing of the information statement, as well as the cost of forwarding this material to the beneficial owners of our capital stock will be borne by us. We may reimburse others for expenses in forwarding information statement materials to the beneficial owners of our capital stock.

THE NAME CHANGE AMENDMENT, THE AUTHORIZED COMMON STOCK AMENDMENT, THE OTHER AMENDMENTS, AND THE FORWARD SPLIT HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE CHARTER AMENDMENTS NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT AND ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE NAME CHANGE AMENDMENT, AUTHORIZED COMMON STOCK AMENDMENT, THE OTHER AMENDMENTS AND THE FORWARD SPLIT THAT WILL OCCUR IF COMPLETED AND TO PROVIDE YOU WITH INFORMATION ABOUT THE NAME CHANGE AMENDMENT, AUTHORIZED COMMON STOCK AMENDMENT, THE OTHER AMENDMENTS AND THE FORWARD SPLIT AND THE BACKGROUND OF THESE CORPORATE TRANSACTIONS.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of April 25, 2013, regarding the beneficial ownership of the Company’s Common Stock of (i) each person known to the Company to be the beneficial owner, within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and Directors of the Company as a group. No shares of Company’s preferred stock are issued and outstanding.

Unless otherwise indicated, the address of each named beneficial owner is c/o Inventtech Inc., 1736 Angel Falls Street, Las Vegas, Nevada 89142-1230. Each of the beneficial owners named below has sole voting and investment power with respect to the shares listed. On April 25, 2013, there were 4,850,000 shares of the Company’s Common Stock issued and outstanding.

Name and Address of Beneficial Owner (2)	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Bryson Ishii President, Secretary, Treasurer and Director 1736 Angel Falls Street, Las Vegas, Nevada 89142-1230	-	-
All Officers and Directors as a Group	-	-

5% Holders
Saleh Eiman (3) Former Treasurer and Director Een Erahim South 12 Umm Al Fahm Israel	2,000,000	41.23%
Mohamad Abdel Hadi (3) Former President and Director Shechona Tzfonit 33 Fureidis Israel 3898	2,000,000	41.23%

(1)	Based on 4,850,000 shares of our common stock outstanding as of April 25, 2013.

(2)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Pursuant to the rules of the Securities and Exchange Commission, shares of common stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3)	Ms. Eiman resigned from any and all officer and director positions held with the Company effective April 16, 2013.

(4)	Mr. Hadi resigned from any and all officer and director positions held with the Company effective April 16, 2013.

CONTEMPLATED MERGER TRANSACTION

As disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2013, on April 16, 2013, the Company entered in an Agreement and Plan of Merger (the “Merger Agreement”) with Flex Power Generation, Inc., a Delaware corporation (“Flex”) and Flex Merger Acquisition Sub, Inc., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”). In accordance with the Merger Agreement, the Merger Sub will merge with and into the Flex (the “Merger”), with Flex surviving the Merger upon the terms and subject to the conditions set forth in the Merger Agreement. Flex designs and manufactures innovative systems for producing continuous energy from a broad range of sources, including previously unusable ultra-low quality gas.

As set forth in the Merger Agreement, the Company will acquire all of the issued and outstanding capital stock of Flex (through a reverse acquisition transaction) in exchange for the stockholders of Flex acquiring one share of Common Stock of the Company for each share of common stock of Flex held by them, which, in the aggregate, will represent 65% of the aggregate issued and outstanding shares of Common Stock of the Company as of the effective date of the Merger (the “Closing Date”).

As a condition to closing the Merger, the Merger Agreement includes certain closing conditions, which include, but are not limited to, (i) prior to closing the Merger, the Company will change its corporate name from Inventtech Inc. to Ener-Core Inc. or a similar name as is legally available and the management of the Company and Flex mutually determine; (ii) prior to closing the Merger, the Company will increase the authorized number of shares of Common Stock to Two Hundred Million (200,000,000); and (iii) prior to closing the Merger, the Company will effect the Forward Split.

The Merger Agreement contains typical representations and warranties by the Company and Flex about their business, operations and financial condition, which must be true and correct in all material respects as of the signing of the Merger Agreement and the Closing Date. The Merger Agreement also contains certain conditions to closing typically found in an agreement of this nature. Subject to the satisfaction or waiver of all closing conditions, the Company expects to close the transaction by July 1, 2013. A copy of the Merger Agreement is filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 17, 2013, which is incorporated by reference herein.

SHAREHOLDERS’ ACTION NO. 1

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

General Information

As of April 19, 2013, pursuant to our Articles of Incorporation, we are authorized to issue up to One Hundred Million (100,000,000) shares of Common Stock and Fifty Million (50,000,000) of preferred stock, par value $0.0001 (“Preferred Stock”). We propose to increase our authorized shares of Common Stock from One Hundred Million (100,000,000) to Two Hundred Million (200,000,000) shares of Common Stock (the “Authorized Common Stock Amendment”). No changes in the number of authorized shares of Preferred Stock are proposed.

The holders of shares representing a majority of the Company’s outstanding voting stock have given their written consent to increase the authorized number of shares of Common Stock. Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as shareholders’ approval. We have filed the Amended and Restated Articles of Incorporation of the Company with the Nevada Secretary of State in order to increase the number of authorized shares of Common Stock to Two Hundred Million (200,000,000) shares of Common Stock . A copy of the form of Amended and Restated Articles of Incorporation to effectuate the Authorized Common Stock Amendment is attached hereto as Exhibit A.

This Authorized Common Stock Amendment will not result in any changes to the issued and outstanding shares of Common Stock of the Company and will only affect the number of shares that may be issued by the Company in the future. The Authorized Common Stock Amendment will not result in any changes to the number of authorized Preferred Stock that the Company may issue. No shares of Preferred Stock are currently issued and outstanding.

Reasons for the Amendment

The primary purpose of this amendment to increase the number of authorized shares of Common Stock is to make available for future issuance by us additional shares of Common Stock and to have a sufficient number of authorized and unissued shares of Common Stock to maintain flexibility in our corporate strategy and planning. We believe that it is in the best interests of our Company and its shareholders to have additional authorized but unissued shares available for issuance to meet business needs as they arise. The Board of Directors believes that the availability of additional shares will provide our Company with the flexibility to issue Common Stock for possible future financings, stock dividends or distributions, acquisitions, stock option plans, and other proper corporate purposes that may be identified in the future by the Board of Directors, without the possible expense and delay of a special shareholders’ meeting. The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for shareholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such shareholders’ percentage voting power.

The authorized shares of Common Stock in excess of those issued will be available for issuance at such times and for such corporate purposes as the Board of Directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which the securities may be listed or traded. Upon issuance, such shares will have the same rights as the outstanding shares of Common Stock. Holders of Common Stock have no preemptive rights. The availability of additional shares of Common Stock is particularly important in the event that the Board of Directors determines to undertake any actions on an expedited basis and thus to avoid the time, expense and delay of seeking shareholder approval in connection with any potential issuance of Common Stock of which we have none contemplated at this time other than as discussed herein.

Other than the Forward Split and the issuance of Common Stock contemplated in connection with the Merger Agreement, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of our Company and its shareholders.

Principal Effects on Outstanding Common Stock

The proposal to increase the authorized capital stock will affect the rights of existing holders of Common Stock to the extent that future issuances of Common Stock will reduce each existing shareholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. The Amended and Restated Articles of Incorporation will be effective upon filing with the Nevada Secretary of State.

Potential Anti-Takeover Aspects and Possible Disadvantages of Shareholder Approval of the Increase

The increase in the authorized number of shares of Common Stock could have possible anti-takeover effects. These authorized but unissued shares could (within the limits imposed by applicable law) be issued in one or more transactions that could make a change of control of the Company more difficult, and therefore more unlikely. The additional authorized shares could be used to discourage persons from attempting to gain control of the Company by diluting the voting power of shares then outstanding or increasing the voting power of persons that would support the Board of Directors in a potential takeover situation, including by preventing or delaying a proposed business combination that is opposed by the Board of Directors although perceived to be desirable by some shareholders. Other than as disclosed in the Merger Agreement pursuant to which the stockholders of Flex will acquire an aggregate of 65% of our Common Stock, the Board of Directors does not have any current knowledge of any effort by any third party to accumulate our securities or obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

While the Authorized Common Stock Amendment may have anti-takeover ramifications, our Board of Directors believes that the financial flexibility offered by the Authorized Common Stock Amendment outweighs any disadvantages. To the extent that the Authorized Common Stock Amendment may have anti-takeover effects, the Authorized Common Stock Amendment may encourage persons seeking to acquire our Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the shareholders’ interests.

Other than as set forth above, there are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of Common Stock.

Amendment

The Third Article of the Company’s Articles of Incorporation will be amended to read as follows:

“The Corporation shall have authority to issue a total of two hundred fifty million (250,000,000) shares of capital stock consisting of (1) 200,000,000 shares of Common Stock, par value $0.0001 per share, and (2) 50,000,000 shares of Preferred Stock, par value $0.0001.”

A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our Authorized Common Stock Amendment, and we will not independently provide our shareholders with any such right.

SHAREHOLDERS’ ACTION No. 2

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

CHANGE THE NAME OF THE COMPANY TO “ENER-CORE INC.”

General Information and Reasons for Amendment

On April 19, 2013, the holders of shares representing a majority of the Company’s outstanding Common Stock, its only voting stock, and our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Name Change Amendment. The purpose of the Change Name Amendment is to better reflect the future business operations and corporate identity of the Company subsequent to potential consummation of the Merger Agreement and the potential transactions contemplated therein. The current name of Inventtech Inc. reflects the original business of the Company related to the development and marketing of a web based school peer-to-peer chat software.

The Name Change Amendment is reflected in the Amended and Restated Articles of Incorporation, which are attached hereto as Exhibit A, and incorporated herein by reference and will be effective upon filing with the Nevada Secretary of State and upon receipt of FINRA approval. The Company will apply for a change to its OTC Bulletin Board ticker symbol, which change will be effective upon FINRA approval.

The change of our name to “Ener-Core Inc.” will not by itself affect in any way the validity of currently outstanding stock certificates or the trading of our securities. Our shareholders will not be required to surrender or exchange any of our stock certificates that they currently hold in connection with the name change. Shareholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering the old certificates to our transfer agent.

Amendment

The First Article of the Company’s Articles of Incorporation will be amended to read as follows:

“The name of the Corporation is: Ener-Core Inc.”

A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to our Name Change Amendment, and we will not independently provide our shareholders with any such right.

SHAREHOLDERS’ ACTION No. 3

OTHER AMENDMENTS TO THE
ARTICLES OF INCORPORATION OF THE COMPANY

General Information and Reasons for Amendments

On April 19, 2013, the holders of shares representing a majority of the Company’s outstanding Common Stock, its only voting stock, and our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved certain other amendments to the Company’s articles of incorporation (the “Other Amendments”). The purpose of these changes is to provide clarity on certain items that are customarily included in a corporation’s articles of incorporation.

The Other Amendments are reflected in the Amended and Restated Articles of Incorporation, which are attached hereto as Exhibit A, and incorporated herein by reference and will be effective upon filing with the Nevada Secretary of State.

Amendment

The Second Article of the Company’s Articles of Incorporation will be amended to read as follows:

“The Corporation has been formed and is authorized to carry on any lawful activity permitted to be carried on by a corporation under the Nevada Revised Statutes.”

The Third Article of the Company’s Articles of Incorporation will be amended to read as follows:

“The Board of Directors shall consist of one or more members.  The number of directors shall be fixed from time to time by the resolution of the Board of Directors.

The Fourth Article of the Company’s Articles of Incorporation will be amended to read as follows:

“The Corporation is to have perpetual existence.”

The Sixth Article of the Company’s Articles of Incorporation will be amended to read as follows:

“After the subscription price or par value has been paid in, the capital stock shall be and remain non-assessable.  The private property of the stockholders shall not be liable for the debts or liabilities of the Corporation.”

The Seventh Article of the Company’s Articles of Incorporation will be amended to read as follows:

“1. No director or officer of the Corporation shall be individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer, provided, that the foregoing clause shall not apply to any liability of a director or officer for any act or failure to act for which the Nevada Revised Statutes proscribe this limitation and then only to the extent that this limitation is specifically proscribed.

2. The Corporation may, to the fullest extent permitted by the Nevada Revised Statutes, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under the Nevada Revised Statutes from and against any and all of the expenses, liabilities or other matters referred to in or covered by the Nevada Revised Statutes.

3. Neither any amendment or repeal of any Section of this Article VII, nor the adoption of any provision of these Articles of Incorporation inconsistent with this Article VII, shall eliminate or reduce the effect of this Article VII in respect of any matter occurring, or any action, suit, or proceeding accruing or arising or that, but for this Article VII, would accrue or arise, prior to such amendment, repeal, or adoption of an inconsistent provision.”

The Eighth Article of the Company’s Articles of Incorporation will be amended to read as follows:

“The name and address of the Corporation’s registered agent for service of process is EastBizcom, Inc., 5348 Vegas Drive, Las Vegas, NV 89108.”

A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit A.

No Dissenter’s Rights

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to the Other Amendments, and we will not independently provide our shareholders with any such right.

SHAREHOLDERS’ ACTION no. 4

Forward stock Split

On April 19, 2013, the holders of shares representing a majority of the Company’s outstanding Common Stock, its only voting stock, and our Board of Directors, believing it to be in the best interests of the Company and its shareholders, approved the Forward Split.

In accordance with the Forward Split, it is the intent of the Board to issue additional shares to holders of the Company’s common stock as of the record date determined by the Board of Directors, of 30 shares of Common Stock of the Company for each 1 share of Common Stock issued and outstanding, subject to necessary regulatory processing and approval by FINRA. The Board of Directors has approved the Forward Split as required pursuant to the Merger Agreement, to reward current shareholders of the Company, create a more atypical capital structure conducive to raising future capital from outside investors, and increase the liquidity of the Company’s common stock in the marketplace. However, the effect of the Forward Split on liquidity and future capital raising cannot be predicted.

The proposed Forward Split would not affect the percentage ownership held by each shareholder, just the number of shares held by each shareholder. Provided the Company receives approval from FINRA to proceed with the Forward Split, the Forward Split would increase the number of the Company’s issued and outstanding Common Stock to 145,500,000, from the current 4,850,000. The Forward Split would not affect the number of the Company’s authorized Common Stock or its par value, which would remain at 200,000,000 (as amended pursuant to the Authorized Common Stock Amendment) and $0.0001 par value per share, respectively. The Forward Split would not affect the number of the Company’s authorized Preferred Stock or its par value, which would remain at 50,000,000 and $0.0001 par value per share, respectively.

Other than the foregoing proposed Forward Split and the issuance of shares contemplated in connection with the Merger Agreement, we have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized. The Board of Directors does not intend to issue any Common Stock except on terms which the Board of Directors deems to be in the best interests of our Company and its then existing shareholders.

REASONS WE USED SHAREHOLDER CONSENT AS OPPOSED TO SOLICITATION OF SHAREHOLDER APPROVAL VIA PROXY STATEMENT AND SPECIAL MEETING

The increase in our authorized common stock, name change and other amendments as described in this Information Statement require an amendment to our Articles of Incorporation, which cannot proceed until shareholder approval is obtained and effective. Shareholder approval could have been obtained by us in one of two ways: (i) by the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a shareholders meeting called for such purpose, or (ii) by a written consent of the holders of a majority of our voting securities.

Given that we have already secured the affirmative consent of the holders of a majority of our voting securities to the amendments to our Articles of Incorporation, we determined that it would be a more efficient use of limited corporate resources to forego the dissemination of a proxy statement and subsequent majority vote in favor of the actions at a shareholders meeting called for such a purpose, and rather proceed through the written consent of the holders of a majority of our voting securities. Spending the additional company time, money and other resources required by the proxy and meeting approach would have been potentially wasteful and, consequently, detrimental to completing the amendments to our Articles of Incorporation in a manner that is timely and efficient for us and our shareholders.

DISTRIBUTION OF INFORMATION STATEMENT

Only one information statement is being delivered to multiple shareholders sharing an address, unless we have received contrary instructions from one or more of the shareholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a shareholder at a shared address to which a single copy of the Information Statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices at (209) 694-4885. If multiple shareholders sharing an address have received one copy of this information statement and would prefer us to mail each shareholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current shareholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to shareholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

INTERESTS OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS ACTED UPON

No director, officer, nominee for election as a director, associate of any director, officer of nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein which is not shared by all other shareholders pro rata in accordance with their respective interest. No director has informed the Company that he intends to oppose any of the corporate actions to be taken by the Company as set forth in this Information Statement.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (“SEC”) in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the SEC.

ADDITIONAL INFORMATION

We are subject to the informational reporting requirements of the Exchange Act and file reports, proxy statements and other information required under the Exchange Act with the SEC. Such reports, proxy statements and other information may be inspected and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. Copies of such materials and information from the SEC can be obtained at existing published rates from the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, DC 20549. The SEC also maintains a site on the Internet at http://www.sec.gov that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC which may be downloaded free of charge.

CONCLUSION

To keep you informed, we are sending you this Information Statement which describes the purpose and effect of the Name Change Amendment, the Authorized Common Stock Amendment, the Other Amendments, and the Forward Split. Your consent to the Name Change Amendment, the Authorized Common Stock Amendment, the Other Amendments, and the Forward Split is not required and is not being solicited in connection with this action.

Neither the SEC nor any state regulatory authority has approved or disapproved these transactions, passed upon the merits or fairness of the transactions, or determined if this Information Statement is accurate or complete. Any representation to the contrary is a criminal offense.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

INVENTTECH INC.

By Order of the Board of Directors
By: /s/ Bryson Ishii
Bryson Ishii, President

EXHIBIT A

AMENDED AND RESTATED ARTICLES OF INCORPORATION

[ATTACHED]